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                                                                Exhibit 26(e)(5)

Policy Change - Application Part 1
Underwriting Required

                                                                  Minnesota Life

Minnesota Life Insurance Company . Policyowner Services
400 Robert Street North . St.Paul, Minnesota 55101-2098
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
A. Request           Policy Number(s)                           Insured Name (last, first, middle)
   Information
                     ---------------------------------------------------------------------------------------------------------------
                     Money Submitted With Application           Effective Date Of Change

   Make all checks   $                                          [ ] Current Date    [ ] Date Of Next APP Draw
   payable to         --------------------------
   Minnesota Life.   [ ] Receipt Given                          [ ] Other (Indicate mm/yy and reason)
                                                                                                      ------------------------------
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B. Owner             Owner Name (last, first, middle)                                                  Social Security/Tax ID Number
   Information
                     ---------------------------------------------------------------------------------------------------------------
                     Telephone Number  [ ] Home                 E-Mail Address
                                       [ ] Business
------------------------------------------------------------------------------------------------------------------------------------
C. Address           [ ] Change Owner Home Address
   Adjustments       [ ] Add/Change Mailing Address
                         [ ] Premium Notices Only   [ ] All Correspondence Other Than Premium Notice   [ ] All Mail
                     ---------------------------------------------------------------------------------------------------------------
                     Name (last, first, middle)

                     ---------------------------------------------------------------------------------------------------------------
                     Address

                     ---------------------------------------------------------------------------------------------------------------
                     City                                                       State                  Zip

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D. Face Amount       [ ] Change Face Amount To: $
   Adjustments                                   --------------------------------------------------
                         (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)
                     [ ] Cost Of Living Alternate Exercise   [ ] Face Amount Increase Agreement/AIO/AIOW Exercise
                         [ ] Inflation Rider Exercise            [ ] Alternate Option Date:                           (Attach Proof)
                                                                                            -------------------------
------------------------------------------------------------------------------------------------------------------------------------
E. Premium and       Premium Adjustment
   Billing           [ ] Change Annual Premium Amount To: $                                (Indicate total annual premium)
   Information                                             -------------------------------
                        (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                     Payment Method
                     [ ] Annual         [ ] Monthly Automatic Payment Plan (APP) Plan Number:
                                                                                             -----------------------------
                                            (If new plan, submit APP Authorization)
                     [ ] Semi-Annual    [ ] List Bill Plan Number:
                                                                   -----------------------------
                                            (If new plan, submit List Bill form)
                     [ ] Quarterly      [ ] Payroll Deduction Plan (PRD) Plan Number:
                                                                                      ----------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     Non-Repeating Premium (NRP)
                     [ ] Regular NRP $                   [ ] Increase Face By   [ ] Do Not Increase Face By
                                      ----------------       NRP Amount             NRP Amount
                         ($500 minimum required)
                     [ ] 1035 NRP $
                                   ----------------

                     [ ] Billable NRP $                 (Indicate total annual NRP)
                                       ----------------
                         (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                     Payment Method for Non-Repeating Premium (Billable only)
                     (If base premium is paid through a List Bill, the NRP must also be billed through the same List Bill.)

                     [ ] Annual        [ ] APP Monthly Plan Number:
                                                                    ----------------------
                                           (If new plan, submit APP Authorization)
                     [ ] Semi-Annual   [ ] PRD Plan Number:
                                                            ----------------------
                     [ ] Quarterly
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F. Plan              [ ] Change Plan Of Insurance To: [ ] Life At Age:                  [ ] Protection To Age:
   Adjustments                                                        ---------------                         ---------------
                         (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)

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F. 59538 Rev.5-2004

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
G. Partial           [ ] Partial Surrender For Cash ($500 minimum)   [ ] Partial Surrender To Eliminate Policy Loan
   Surrenders            $                      or [ ] Max Amount        (Dividend additions and accumulations will be
                          ---------------------        Allowable         surrendered first.)
                         [ ] Maintain Face Amount                        [ ] Maintain Face Amount With Underwriting
                         [ ] Reduce Face Amount                          [ ] Reduce Face Amount
                     ---------------------------------------------------------------------------------------------------------------
                     If a correct Social Security or Tax ID number is not provided, the IRS requires Minnesota Life to withhold 10% of any taxable gain, irrespective of the withholding election. This applies to all partial surrenders and loan eliminations with taxable gain.
                     [ ] Yes, I elect withholding   [ ] No, I do not elect withholding
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H. Conversions       [ ] Convert Term Insurance At Attained Age   [ ] Partial Conversion Amount: $
                                                                                                  --------------------------
                                                                      [ ] Retain Balance   [ ] Surrender Balance
                         Select Product:
                         [ ] Variable Adjustable Life           [ ] Adjustable Life
                         [ ] Variable Adjustable Life Horizon   [ ] Adjustable Life Summit
                         [ ] Other                              [ ] Other
                                   --------------------------             --------------------------
                         For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
                         For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
                     ---------------------------------------------------------------------------------------------------------------
                     [ ] Convert Term Insurance Into Existing Policy
                         Existing Policy Number:
                                                 ---------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     [ ] Convert Term Agreement
                         Term Agreement:                                      Insured Name:
                                         ----------------------------------                 ----------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     Automatic Premium Loan (APL) Provision is automatically added at conversion unless indicated here:
                     [ ] Omit Automatic Premium Loan
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I. Rollovers         [ ] Rollover At Attained Age              [ ] Combine Policies And Rollover At Attained Age
                         Select Product:
   If combining          [ ] Variable Adjustable Life     [ ] Adjustable Life
   policies with         [ ] Other                        [ ] Other
   different                       --------------------             --------------------
   beneficiaries,        For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
   submit                For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
   Beneficiary
   Change form.      ---------------------------------------------------------------------------------------------------------------
                     Automatic Premium Loan (APL) Provision is automatically added at rollover unless indicated here:
                     [ ] Omit Automatic Premium Loan
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J. Other             [ ] Change Death Benefit Option To:     [ ] Change Dividend Option To:
   Adjustments           [ ] Cash   [ ] Protection
                                                                 -------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     [ ] Remove/Reconsider Rating
                         [ ] Maintain current annual premium
                         [ ] Reduce current annual premium
                     ---------------------------------------------------------------------------------------------------------------
                     [ ] Add Non-Smoker/Non-Tobacco Designation

                         1.   Do you currently smoke any cigarettes or have you smoked any                          [ ] Yes   [ ] No
                              cigarettes in the past 12 months?
                         2.   Do you currently use any tobacco or have you used any tobacco                         [ ] Yes   [ ] No
                              in the past 12 months?

                         I understand that a material misrepresentation, including but not limited to, statements regarding my smoking status, may result in the cancellation of insurance and non-payment of any claim.
                     ---------------------------------------------------------------------------------------------------------------
                     [ ] Reinstate
                         I understand that this application may be attached to and considered part of the policy to which it applies. Also, I understand that this policy will be contestable, as to representations in this application, from the date of reinstatement for the time period stated in the incontestable provision of the policy.

                     ---------------------------------------------------------------------------------------------------------------
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                                                          F. 59538-2 Rev. 5-2004

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
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
K. Additional        [ ] Maintain Current Annual Premium           [ ] Change Current Annual Premium Accordingly
   Benefits and
   Agreements                                                                     DECREASE     NEW
                                                                   ADD   REMOVE    AMOUNT    AMOUNT
                                                                   ---   ------   --------   ------
                     Additional Insured Agreement                  [ ]     [ ]       [ ]     $
   Select only       (Complete Family Term Application)                                       -----
   those
   agreements        Additional Term Protection                            [ ]
   available on
   the products      Adjustable Survivorship Life Agreement        [ ]     [ ]       [ ]     $
   applied for.      (Complete Application for Designated Life)                               -----
                     Designated Life
                                     ---------------------------
                     Automatic Premium Loan                        [ ]     [ ]               $
                                                                                              -----
                     Business Continuation Agreement               [ ]     [ ]       [ ]     $
                     (Complete Application for Designated Life)                               -----

                     Cost of Living Agreement                      [ ]     [ ]
                     Face Amount Increase Agreement                [ ]     [ ]       [ ]     $
                                                                                              -----
                     Family Term - Children's Agreement            [ ]     [ ]       [ ]     $
                     (Complete Family Term Application)                                       -----

                     Family Term - Spouse Agreement                [ ]     [ ]       [ ]     $
                     (Complete Family Term Application)                                       -----
                     Designated Life
                                     ---------------------------

                     Guaranteed Protection Waiver                  [ ]     [ ]
                     Inflation Agreement                           [ ]     [ ]

                     Policy Enhancement Rider                      [ ]     [ ]       [ ]           %
                     (Indicate a whole number from 3 to 10%)                                  -----

                     Waiver of Premium Agreement                   [ ]     [ ]
                     Other:                                        [ ]     [ ]       [ ]
                            ------------------------------------

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L. Life Insurance    Does the insured have any life insurance or annuity in force or pending?                       [ ] Yes   [ ] No
   In Force and      If yes, provide details below.
   Replacement
                     Has there been or will there be replacement of any existing life insurance or                  [ ] Yes   [ ] No
   Submit            annuity, as a result of this application? (Replacement includes, but is not
   appropriate       limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other
   replacement       change to any existing life insurance or annuity.) If yes, provide details below.
   forms (not
   needed if
   replacing group   Life Insurance In Force
   coverage).        ---------------------------------------------------------------------------------------------------------------
                                                                                              Year                        Will it be
                                            Full Company Name                       Amount   Issued          Type          Replaced?
                     ---------------------------------------------------------------------------------------------------------------
                                                                                                      [ ] Individual or
                                                                                                      [ ] Group             [ ] Yes
                                                                                                      -----------------
                                                                                                      [ ] Personal or       [ ] No
                                                                                                      [ ] Business
                     ---------------------------------------------------------------------------------------------------------------
                                                                                                      [ ] Individual or
                                                                                                      [ ] Group             [ ] Yes
                                                                                                      -----------------
                                                                                                      [ ] Personal or       [ ] No
                                                                                                      [ ] Business
                     ---------------------------------------------------------------------------------------------------------------
                                                                                                      [ ] Individual or
                                                                                                      [ ] Group             [ ] Yes
                                                                                                      -----------------
                                                                                                      [ ] Personal or       [ ] No
                                                                                                      [ ] Business
                     ---------------------------------------------------------------------------------------------------------------

                                                           F. 59538-3 Rev.5-2004

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
M. Insured           Driver's License Number                       State Of Issue   Expiration Date
   Underwriting
   Information       ---------------------------------------------------------------------------------------------------------------
                     Birthplace (state or, if outside the US, country)

                     ---------------------------------------------------------------------------------------------------------------
                     Occupation                                    Income

                     ---------------------------------------------------------------------------------------------------------------
                     1.   Is the proposed insured a US citizen?                                                     [ ] Yes   [ ]No
                          If no, citizen of
                                            -------------------------
                          Indicate visa type
                                             -------------------------
                     2.   Does the insured plan to travel or reside outside the US in the next two years?           [ ] Yes   [ ]No
                          If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:

                          ---------------------------------------------------------------------------------------

                          ---------------------------------------------------------------------------------------

                     3.   Has the insured within the last five years, or does the proposed insured plan to          [ ] Yes   [ ]No
                          engage in piloting a plane?
                          If yes, complete the Military and Aviation Statement.

                     4.   Has the insured within the last five years, or does the proposed insured plan to          [ ] Yes   [ ]No
                          engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving?
                          If yes, complete the Sports and Avocation Statement.

                     5.   Is the insured in the Armed Forces, National Guard, or Reserves?                          [ ] Yes   [ ]No
                          If yes, complete the Military and Aviation Statement.

                     6.   Has the insured applied for insurance within the last six months?                         [ ] Yes   [ ]No
                          If yes, provide details below.

                     7.   Has the insured applied for life insurance in the past five years that was declined       [ ] Yes   [ ]No
                          or rated?
                          If yes, provide details below.

                     8.   Has the insured, within the past ten years, been convicted of a driving while             [ ] Yes   [ ]No
                          intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation?
                          If yes, provide dates and details below.

                     9.   Except for traffic violations, has the insured ever been convicted of a misdemeanor       [ ] Yes   [ ]No
                          or felony?
                          If yes, provide dates and details below.

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N. Additional
   Remarks

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O. Home Office       Home Office Corrections or Additions
   Endorsements
                     Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.

                     ---------------------------------------------------------------------------------------------------------------

                                                          F. 59538-4 Rev. 5-2004